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DIRECTORS                                               OFFICERS
Barton M. Biggs                                         James W. Grisham
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
       ------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             ASIAN EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities which are traded on recognized exchanges of Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio may also invest in equity securities traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other Asian developing markets which are open for foreign investment. The Portfolio does not intend to invest in securities which are principally traded in Japan or in companies organized under the laws of Japan.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) COMBINED FAR EAST FREE EX-JAPAN INDEX(1)
----------------------------------------------------

                                         TOTAL RETURNS(2)
                          ----------------------------------------------
                                                               AVERAGE
                                                   AVERAGE      ANNUAL
                                         ONE        ANNUAL      SINCE
                             YTD         YEAR     FIVE YEAR   INCEPTION
                          ----------  ----------  ----------  ----------
PORTFOLIO--CLASS A......      -17.36%     -17.10%      10.63%      12.45%
PORTFOLIO--CLASS B......      -17.52      -17.33         N/A       -8.96
INDEX--CLASS A..........      -18.89      -16.68        9.07       10.89
INDEX--CLASS B..........      -18.89      -16.68         N/A       -6.87

1. The MSCI Combined Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI COMBINED FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

For the nine month and one year periods ended September 30, 1997, the Portfolio had total returns of -17.36% and -17.10%, respectively, for the Class A shares and -17.52% and -17.33%, respectively, for the Class B shares compared to -18.89% and -16.68%, respectively, for the Morgan Stanley Capital International
(MSCI) Combined Far East Free ex-Japan Index (the "Index"). For the five year period ended September 30, 1997, the average annual total return for the Class A shares was 10.63% compared to 9.07% for the Index. From inception on July 1, 1991 to September 30, 1997, the average annual total return for the Class A shares was 12.45% compared to 10.89% for the Index. From inception on January 2, 1996 to September 30, 1997, the average annual total return for the Class B shares was -8.96% compared to -6.87% for the Index.

The regional markets as represented by the Index fell 19.0% over the third quarter of 1997. This represents one of the steepest ever quarterly declines in the Index, comparable to the 21.6% fall in the fourth quarter 1994 and the 22.1% fall in the first quarter of 1994.

The collapse was precipitated by the de-pegging of the Thai baht on July 2nd 1997, which subsequently caused the currency to collapse 46.8% over the quarter. The contagion effect of the Thai baht debacle was severe as the regional currencies succumbed one after another, with the Indonesian rupiah, the Philippine peso and the Malaysian ringgit falling by as much as 34.5%, 30.3% and 28.6%, respectively. Even the normally stable Singapore dollar fell 8.6% over the quarter.

The fallout in the regional currency markets was quickly transmitted to the equity markets as concerns about the over-leveraged economies, excessive lending, and property bubble took their toll.

This dislocation in the currency and stock markets in effect marks the end of one era and the beginning of a new one for the region. The region had prospered spectacularly by offering itself as a cheap manufacturing base and then exporting itself to prosperity. This formula depended on a cheap and trainable labor force, low tax rates, and a fixed and stable exchange rate pegged to the U.S. dollar.

Unfortunately, the world has changed. Years of extremely high growth have brought the attendant problems of rising costs and labor constraints. Meanwhile, the tremendous inflow of foreign investment and loans has flooded the market with cheap money, inevitably leading to over-gearing and foolish investments. This situation has finally resulted in bad loans and over-investment. Furthermore, the rest of the emerging markets have started to mimic the success formula of Asia and are beginning to beat Asia at its own game. Many U.S. multinationals have decided to set up manufacturing bases in NAFTA member Mexico while China has proven not only to be a large potential market but also a huge competitor to the Asian economies in low-end manufacturing.

In the end, what precipitated the collapse of the Asian currencies was the unsustainable practice of using cheap U.S. dollars to finance ever larger and sometimes questionable projects. Once the pegs were gone, however, easy access to credit vanished and the Asian corporates and economies have now been forced to painfully adjust to this paradigm shift. Though the Northeastern Asian markets of Hong Kong, Taiwan and Korea have outperformed the Southeast Asian market up to now, we expect the contagion effect to filter through the whole region.

It is expected that the currency rates should begin to stabilize within the next quarter or so but that the flow-through effects of such a major dislocation in exchange rates and their subsequent impact on interest rates will take at least a year to work through the system.

Those who emerge as winners will be economies and companies that are best able to compete on a value added basis in an increasingly information and technology based world, rather than on pure export prowess. A further prerequisite for success would be strict financial discipline, rather than growth simply for growth's sake.

In this context, we would expect service economies like Hong Kong (Special Administrative Region) and Singapore to be the primary winners. Low taxes, professional management and now direct access to the Chinese growth engine will power Hong Kong, although the SAR continues to suffer from a ridiculously over-priced property market. Singapore's world class infrastructure, well-educated English-speaking populace and competent national government will provide a solid bedrock, though the disarray in its traditional hinterland of Southeast Asia will be a drag for the next year or so.

What will prove most important in the emerging scenario will be stock selection. There is likely to be a wide disparity in performance both between markets and individual companies, as those with the discipline and flexibility to adapt to the new environment will continue to succeed; those which cannot will be relegated to stagnation and failure. Real recovery will be slow and painful.

In the midst of these problems, however, it is important to remember that the drivers behind economic growth in the long-term remain largely intact. Asia's superior savings rates, its large pool of flexible, well-educated labor, and general acceptance of market forces should continue to propel the Asian economies.

Ean Wah Chin
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
COMMON STOCKS (99.2%)
 CHINA (2.9%)
      2,846,000    Guangshen Railway Co., Ltd., Class
                    H                                   $    965
      3,299,000    Qingling Motors Co., Class H            2,089
         61,340    Shenzhen Fangda Co., Ltd., Class B         95
      4,901,000    Zhejiang Expressway Co., Ltd.,
                    Class H                                1,346
      2,029,000    Zhejiang Southeast Electric Power
                    Co., Ltd., Class B                       731
      1,359,000    Zhenhai Refining & Chemical Co.,
                    Ltd., Class H                            650
                                                        ---------
                                                           5,876
                                                        ---------
 HONG KONG (40.3%)
      1,537,000    Cheung Kong Holdings Ltd.              17,281
      1,877,000    China Everbright Ltd.                   3,420
      1,585,000    China Merchants Holdings
                    International Co., Ltd.                3,667
      1,557,000    China Resources Enterprise Ltd.         6,519
      1,162,000    Cosco Pacific Ltd.                      2,065
        615,000    Dao Heng Bank Group Ltd.                2,774
        371,300    Hang Seng Bank Ltd.                     4,570
        847,000    Henderson Land Development Co.,
                    Ltd.                                   7,279
      1,043,000    Hutchison Whampoa Ltd.                 10,278
      1,585,000    Ka Wah Bank                             3,789
        765,000    New World Development Co., Ltd.         4,627
      2,466,000    Ng Fung Hong Ltd.                       2,964
        965,000    Shanghai Industrial Holdings Ltd.       5,998
        423,100    Sun Hung Kai Properties Ltd.            4,976
        130,000    Swire Pacific Ltd., Class A               995
                                                        ---------
                                                          81,202
                                                        ---------
 INDONESIA (5.4%)
      2,420,000    Astra International (Foreign)           2,188
      2,995,683    Bank International Indonesia
                    (Foreign)                                865
      3,900,000    Bank Negara Indonesia (Foreign)         1,067
      1,079,000    Bimantara Citra (Foreign)               1,099
        377,000    Gudang Garam (Foreign)                  1,089
        403,200    Hanjaya Mandala Sampoerna
                    (Foreign)                                827
        884,400    Indofood Sukses Makmur (Foreign)        1,068
      2,965,000    Mayora Indah (Foreign)                    721
      1,750,000    Putra Surya Multidana (Foreign)           798
      1,057,000    Telekomunikasi Indonesia (Foreign)      1,165
                                                        ---------
                                                          10,887
                                                        ---------

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
 KOREA (9.3%)
         51,180    Hansol Paper Co.                     $  1,191
        112,500    Housing & Commercial Bank GDR           2,175
         94,250    Housing & Commercial Bank, Korea
                    (Foreign)                              1,597
         67,568    Kookmin Bank GDR                          844
         83,867    Kookmin Bank GDR (Foreign)              1,010
         94,160    Korea Electric Power Corp.
                    (Foreign)                              2,089
         19,295    LG Information & Communication
                    Ltd. RFD (Foreign)                     1,866
         14,420    Pohang Iron & Steel Co., Ltd.           1,125
          7,960    Samsung Electronics GDR (New)
                    (144A)                                   424
         66,698    Samsung Electronics (Foreign)           6,447
                                                        ---------
                                                          18,768
                                                        ---------
 MALAYSIA (2.4%)
        149,600    Commerce Asset Holdings Bhd               168
        220,000    Dialog Group Bhd                        1,207
        636,700    Genting Bhd                             1,982
         80,000    Lityan Holdings Bhd                       417
        168,500    Malayan Banking Bhd                       846
        103,000    Malaysian Resources Corp. Bhd              90
                                                        ---------
                                                           4,710
                                                        ---------
 PHILIPPINES (4.9%)
      4,782,171    Ayala Land, Inc., Class B               2,322
     15,461,000    Digital Telecommunications
                    Philippines, Inc.                      1,031
      4,764,200    DMCI Holdings, Inc.                       380
      2,536,000    Fil-Estate Land, Inc.                     147
        501,234    Manila Electric Co., Class B            1,729
      4,270,000    Music Corporation                       1,887
        637,000    San Miguel Corp., Class B               1,025
      7,297,000    SM Prime Holdings, Inc., Class B        1,353
                                                        ---------
                                                           9,874
                                                        ---------
 SINGAPORE (18.7%)
          8,000    Advanced Systems Automation Ltd.           23
        536,500    Development Bank of Singapore Ltd.
                    (Foreign)                              5,472
        964,000    Electronic Resources Ltd.               1,752
        179,000    Keppel Land Ltd.                          452
      1,591,000    Natsteel Ltd.                           4,348
        758,378    Oversea-Chinese Banking Corp.
                    (Foreign)                              5,256
        857,000    Pacific Century Regional
                    Development                              958

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
  SINGAPORE (CONTINUED)
        609,000    Parkway Holdings Ltd.                $  2,469
        337,400    Singapore Press Holdings (Foreign)      4,963
        227,000    Singapore Technologies Aerospace
                    Ltd.                                     677
         62,000    Singapore Technologies Automotive
                    Ltd.                                     203
        334,000    Singapore Technologies
                    Shipbuilding & Engineering Ltd.          614
        737,000    Summit Holdings Ltd.                      349
        254,000    Super Coffeemix Manufacturing Ltd.        111
        693,200    United Overseas Bank Ltd.
                    (Foreign)                              5,121
         29,000    Venture Manufacturing Ltd.                123
        747,200    Want Want Holdings                      1,898
      1,323,000    Wing Tai Holdings Ltd.                  2,733
                                                        ---------
                                                          37,522
                                                        ---------
 TAIWAN (11.7%)
      1,361,000    Acer, Inc.                              2,664
        322,000    Asustek Computer, Inc.                  5,684
        387,000    Cathay Construction Corp.                 578
        264,872    Cathay Life Insurance Co., Ltd.         1,208
        391,000    China Development Corp.                 1,387
      1,273,400    China Steel Corp.                       1,202
        396,000    Compal Electronics                      1,412
        194,000    Delta Electronics, Inc.                 1,112
      2,546,056    Far East Textile Ltd.                   3,755
        596,150    Formosa Plastics Corp.                  1,209
        586,740    Kuoyang Construction                    1,415
        583,200    Siliconware Precision Industries
                    Co.                                    1,987
                                                        ---------
                                                          23,613
                                                        ---------
 THAILAND (3.6%)
        143,100    Bangkok Bank PCL (Foreign)                729
        177,000    Bank of Ayudhya PCL (Foreign)             288
        185,000    Big C Supercenter PCL (Foreign)            49
        174,000    CVD Entertainment PCL (Foreign)           220
        784,200    Eastern Water Resources
                    Development and Management PCL         1,058
         63,800    I.C.C. International PCL (Foreign)        148
        137,000    Land & House Co., Ltd. (Foreign)          184
         25,000    Matichon PCL (Foreign)                     32
        491,400    Nation Multimedia Group PCL
                    (Foreign)                                426
        911,700    National Petrochemical PCL
                    (Foreign)                                578
         59,000    Post Publishing PCL                        41
        557,800    Quality House PCL (Foreign)               108
         87,000    Robinson Department Store PCL
                    (Foreign)                                 12
                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
         16,000    Sino Thai Engineering &
                    Construction PCL                    $     26
         45,000    Sino Thai Engineering &
                    Construction PCL (Foreign)                74
        802,270    Thai Farmers Bank PCL (Foreign)         2,807
         97,500    Thai Rung Union Car PCL (Foreign)         204
         33,000    Thai Storage Battery PCL (Foreign)         29
        166,500    Thai Theparos Food Product PCL
                    (Foreign)                                216
                                                        ---------
                                                           7,229
                                                        ---------
TOTAL COMMON STOCKS (Cost $217,926)                      199,681
                                                        ---------

    NO. OF
    RIGHTS
---------------
RIGHTS (0.0%)
 THAILAND (0.0%)
        223,120    Quality House PCL (Foreign) (Cost
                    $0)                                       --
                                                        ---------

    NO. OF
   WARRANTS
---------------
WARRANTS (0.0%)
 MALAYSIA (0.0%)
         94,250    Commerce Asset Holdings Corp.,
                    Bhd, expiring 3/16/02 (Cost $57)          30
                                                        ---------
TOTAL FOREIGN SECURITIES (99.2%) (Cost $217,983)         199,711
                                                        ---------

  FACE AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENT (0.2%)
 REPURCHASE AGREEMENT (0.2%)
$           411    Chase Securities, Inc. 5.75%,
                    dated 9/30/97, due 10/01/97, to
                    be repurchased at $411,
                    collateralized by U.S. Treasury
                    Notes, 6.25%, due 10/31/01,
                    valued at $425 (Cost $411)               411
                                                        ---------

FOREIGN CURRENCY (1.2%)
 HKD        505    Hong Kong Dollar                           65
 IDR    243,895    Indonesian Rupiah                          74
 MYR          1    Malaysian Ringgit                          --
 PHP     11,392    Philippines Peso                          330
 SGD      2,101    Singapore Dollar                        1,374
 KRW    153,946    South Korean Won                          168
 TWD      9,143    Taiwan Dollar                             320
 THB      2,601    Thai Baht                                  72
                                                        ---------
TOTAL FOREIGN CURRENCY (Cost $2,438)                        2,403
                                                        ---------

                                                         AMOUNT
                                                          (000)
                                                        ---------

TOTAL INVESTMENTS (100.6%) (Cost $220,832)               $202,525
                                                        ---------
OTHER ASSETS AND LIABILITIES (-0.6%)
  Other Assets                                            32,031
  Liabilities                                            (33,179)
                                                        ---------
                                                          (1,148)
                                                        ---------
NET ASSETS (100%)                                       $201,377
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                               $197,873
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 13,130,827 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)
                                                           $15.07
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $3,504
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 232,774 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)
                                                           $15.05
                                                        ---------
                                                        ---------

----------------------------------

         Global Depositary
GDR    -  Receipt
         Public Company
PCL    -  Limited
RFD    - Ranked for Dividend